UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GRIFFON CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

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On January 19, 2022, Griffon Corporation (the “Company”) launched a website in connection with the Company’s 2022 annual meeting of shareholders. A copy of the materials (other than those previously filed under cover of Schedule 14A) on the website can be found below.

* * * * *

2022 Annual Meeting

ANNUAL REPORTS STOCK INFORMATION SEC FILINGS PRESS RELEASES COMPANY PRESENTATIONS EVENT CALENDAR CORPORATE GOVERNANCE INVESTOR KIT INFORMATION REQUEST 2022 ANNUAL MEETING

Proxy Statement

Dec 30, 2021 DEFR14A

Meeting & Voting Information

Date:  February 17, 2022

Time:  10:00 a.m. Eastern Standard Time

Place:  Dechert LLP

1095 Avenue of the Americas

New York, NY 1003

Who may vote?

You can vote if you were a stockholder at the close of business on December 28, 2021, the record date

It is extremely important that your shares be represented and voted at the Annual Meeting. If you have any questions or need assistance voting, please call MacKenzie Partners, our proxy solicitor, at (212) 929-5500 (call collect) or (800) 322-2885 (toll-free from the U.S. and Canada).

Shareholder Letters & Press Releases

January 13, 2022

Griffon Corporation Announces HSR Clearance for the Acquisition of Hunter and Schedules Conference Call to Discuss First Quarter 2022 Financial Results<

January 10, 2022

Griffon Corporation Sends Letter to Shareholders Highlighting Strategic and Financial Benefits of Acquisition of Hunter Fan Company

January 3, 2022

Griffon Corporation Sends Letter to ESOP Participants and Letter to Shareholders Regarding Upcoming 2022 Annual Meeting

December 21, 2021

Griffon Corporation Files Preliminary Proxy Statement, Names Four Board Nominees and Five other Proposals to be Voted Upon by Shareholders at the 2022 Annual Meeting

December 20, 2021

Griffon Corporation to Acquire Hunter Fan Company

November 23, 2021

Griffon Corporation to Continue Executing On its Successful Transformation Strategy

Presentations

More information is coming soon.

Sell-side Analyst Quotes Regarding Acquisition of Hunter Fan Company

December 21, 2021, Sidoti & Company

“Our first impressions of the deal are positive, as Hunter adds a high-margin, innovative and asset-light business that can accelerate the CPP segment’s growth profile and ecommerce channel penetration.”

December 21, 2021, CJS Securities

“While no synergies are contemplated in the $0.50+ accretion, the combination of the two companies is very attractive. In addition to potential cost synergies, Hunter’s integration into Griffon’s US distribution footprint, plus the upgraded systems in process under the Ames initiative could meaningfully help the brand. Additionally, Ames can learn and advance its omni-channel marketing and fulfillment from Hunter’s strong knowledge in this area.”

December 20, 2021, Deutsche Bank

“We think the acquisition has solid strategic merits given the end-markets it serves have significant overlap with the existing businesses within CPP. There are also likely to be cost (i.e. distribution, overheads) and revenue (i.e. non-US based markets, and nascent product verticals) synergies which have not been included in the metrics provided by management. Additionally, we do not sense the management team will deviate from prioritizing debt reduction with not only expected proceeds from the likely sale of Telephonics - our estimates are up to $250mn -but also from significant free cash flow the legacy and Hunter will generate.”

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FAQs

- What is being considered at the meeting?

You will be voting on the following matters:

1.	The election of four directors for a term of either (a) one year if the Declassification Proposal (defined below) is approved or (b) three years if the Declassification Proposal is not approved
2.	An advisory vote on executive compensation
3.	Approval of an amendment to our Certificate of Incorporation (as amended prior to the date hereof, the “Certificate of Incorporation”) to phase out the classified structure of our board of directors (the “Declassification Proposal”)
4.	Approval of an amendment to the Certificate of Incorporation to reduce the percentage of outstanding voting power required to call a special meeting
5.	Approval of the Amended and Restated 2016 Equity Incentive Plan
6.	The ratification of the selection by our Audit Committee of Grant Thornton LLP to serve as our independent registered public accounting firm for fiscal year 2022

- How does the Board recommend I vote on each of the proposals?

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU USE THE ENCLOSED WHITE PROXY CARD TO VOTE AS FOLLOWS:

●	“FOR” THE ELECTION OF EACH OF THE FOUR DIRECTORS LISTED IN THIS PROXY STATEMENT UNDER PROPOSAL 1
●	“FOR” THE NON-BINDING, ADVISORY VOTE ON THE COMPANY’S NAMED EXECUTIVE OFFICERS’ COMPENSATION UNDER PROPOSAL 2
●	“FOR” THE DECLASSIFICATION PROPOSAL
●	“FOR” APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO REDUCE THE PERCENTAGE OF OUTSTANDING VOTING POWER REQUIRED TO CALL A SPECIAL MEETING
●	“FOR” APPROVAL OF THE AMENDED AND RESTATED 2016 EQUITY INCENTIVE PLAN
●	“FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE COMPANY FOR THE CURRENT FISCAL YEAR

THE BOARD URGES YOU NOT TO SIGN, RETURN OR VOTE ANY PROXY CARD THAT MAY BE SENT TO YOU BY VOSS EVEN AS A PROTEST VOTE, AS ONLY YOUR LATEST DATED PROXY CARD WILL BE COUNTED. IF YOU HAVE PREVIOUSLY SUBMITTED A VOTE USING THE PROXY CARD SENT TO YOU BY VOSS, YOU CAN REVOKE IT BY USING THE ENCLOSED WHITE PROXY CARD TO VOTE “FOR” OUR BOARD’S NOMINEES AND “FOR” ALL OTHER PROPOSALS RECOMMENDED BY OUR BOARD.

All valid proxies will be voted as the Board unanimously recommends, unless otherwise specified. A shareholder may revoke a proxy before the proxy is voted at the Annual Meeting by giving written notice of revocation to the Secretary of the Company, by executing and delivering a later-dated proxy, by casting a new vote by telephone or the Internet or by attending the Annual Meeting in person and voting the shares the proxy represents at the Annual Meeting.

- Who is Voss and Why are They Sending Me Proxy Materials?

Voss is a shareholder that has provided us notice of its intent to nominate a slate of two nominees (the “Voss Nominees”) for election as directors at the Annual Meeting, and has filed proxy materials soliciting proxies for the election of two director nominees at the Annual Meeting in opposition to the nominees proposed by the Board. The Board does NOT endorse any Voss Nominee and unanimously recommends that you vote “FOR” the election of all of the nominees proposed by the Board on the WHITE proxy card.

You may receive opposition proxy solicitation materials from Voss. The Board recommends that you disregard any Voss proxy cards you may receive. We are not responsible for the accuracy of any information provided by or relating to Voss or their nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Voss or any other statements that Voss may otherwise make. The Board strongly urges you not to sign or return any proxy card sent to you by Voss. If you have already voted using the proxy card provided by Voss, you have the right to change your vote by using the enclosed WHITE proxy card to vote by telephone or via the Internet by following the instructions provided on the card. You may also submit your vote by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided. Only the latest dated proxy card you submit will be counted.

If you vote “withhold” on the Voss Nominees using the proxy card provided by Voss, your vote will not be counted as a vote for the Board’s nominees, but will result in the revocation of any previous vote you may have cast on the Company’s WHITE proxy card. If you wish to vote pursuant to the recommendation of the Board, you should disregard any Voss proxy card that you receive and vote the WHITE proxy card.

- How do I vote?

VOTING BY PROXY

For stockholders whose shares are registered in their own names, as an alternative to voting in person at the Annual Meeting, you may vote by proxy via the Internet, by telephone or by mailing a completed WHITE proxy card. Instructions for voting via the Internet or by telephone are set forth on the WHITE proxy card. You may vote by mail by signing and returning the WHITE proxy card in the prepaid and addressed envelope that is enclosed with the proxy materials. In each case, your shares will be voted at the Annual Meeting in the manner you direct.

If your shares are registered in the name of a bank or brokerage firm (your record holder), you may also submit your voting instructions over the Internet or by telephone by following the instructions provided by your record holder. If you received printed copies of the proxy materials, you can submit voting instructions by telephone or mail by following the instructions provided by your record holder on the enclosed voting instructions card. Those who elect to vote by mail should complete and return the voting instructions card in the prepaid and addressed envelope provided.

VOTING AT THE MEETING

If your shares are registered in your own name, you have the right to vote in person at the Annual Meeting by using the ballot provided at the Annual Meeting. If you hold shares through a bank or brokerage firm and wish to be able to vote in person at the Annual Meeting, you must obtain a “legal proxy” from your brokerage firm, bank or other holder of record and present it to the inspector of elections with your ballot at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance of the meeting as described above so that your vote will be counted if you later decide not to attend the Annual Meeting. Submitting your proxy or voting instructions in advance of the meeting will not affect your right to vote in person should you decide to attend the Annual Meeting.

It is extremely important that your shares be represented and voted at the Annual Meeting. If you have any questions or need assistance voting, please call MacKenzie Partners, our proxy solicitor, at (212) 929-5500 (call collect) or (800) 322-2885 (toll-free from the U.S. and Canada).

- How are shares in the Griffon Corporation Employee Stock Ownership Plan Voted?

If you are a participant in the Griffon Corporation Employee Stock Ownership Plan (“ESOP”), you may vote the shares you own through the ESOP via the Internet, by telephone or, if you receive a WHITE proxy card in the mail, by mailing a completed proxy card. Shares owned by ESOP participants may NOT be voted in person at the Annual Meeting.

First Coast Results, Inc. (“First Coast”) will tabulate the votes of participants in the ESOP. The results of the votes received from the ESOP participants will serve as voting instructions to Principal Financial Services, Inc., the trustee of the ESOP. The trustee will vote the shares as instructed by the ESOP participants. If a participant does not provide voting instructions, the trustee will vote the shares allocated to the participant’s ESOP account in the same manner and proportions as those votes cast by other participants submitting timely voting instructions. The trustee will also vote the unallocated shares in the ESOP in the same manner and proportions as those votes cast by participants submitting timely voting instructions. First Coast will keep how you vote your shares confidential.

Contacts

Griffon Corporation

Brian G. Harris

ir@griffon.com

SVP & Chief Financial Officer

(212) 957-5000

Media

Gladstone Place Partners

Lauren Odell / Patricia Figueroa

Griffon@gladstoneplace.com

(212) 230-5930

Investors

MacKenzie Partners

Dan Burch / Jeanne Carr

dburch@mackenziepartners.com

jcarr@mackenziepartners.com

(800) 322-2885

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